Millennium Chemicals

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CREDIT SUISSE FIRST BOSTON CHEMICAL CONFERENCE

September 24, 2002

DISCLAIMER

Millennium Chemicals

The statements made in this presentation relating to matters that are not historical facts, are forward looking statements. Our forward-looking statements are present expectations and actual events and results may differ materially due to the impact of factors such as industry cyclicality, general economic conditions, production capacity, competitive products and prices and other risks and uncertainties detailed in the Company's SEC filings. Please note we disclaim any obligation to update our forward-looking statements.

MCH STRATEGY

Millennium Chemicals

Create shareholder value through execution of a clear strategic plan...

1. Optimize cash flow from the more mature businesses (TiO_2, Acetyls, Equistar)
2. Reduce debt and regain investment grade status
3. Grow and develop high-margin, science-based businesses by leveraging our knowledge and technology

TiO_2 & VAM
Industry Dynamics & World Markets

Millennium Chemicals

Worldwide TiO_2 Operating Rate

(million metric tons)



5.0
4.0
3.0
100%
90%
80%
70%
60%
1998
1999
2000
2001
2002
2003
2004
2005
Effective capacity
Demand
Operating rate

Worldwide VAM Operating Rate

(million metric tons)



5.0
4.0
3.0
100%
90%
80%
70%
60%
1998
1999
2000
2001
2002
2003
2004
2005
Effective capacity
Demand
Operating rate

Sources: Tecnon; ICIS-LOR; NPRA

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TITANIUM DIOXIDE EBITDA

$mn



40
42
29
31
34
2Q01
3Q01
4Q01
1Q02
2Q02

TITANIUM DIOXIDE
Global Indexed - Price and Volume

Millennium Chemicals



120
110
100
90
80
Index
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
Average price in US $
Sales volume

ACETYLS
EBITDA

$mn


10
2
-7
-4
7
2Q01
3Q01
4Q01
1Q02
2Q02

EQUISTAR EBITDA

$mn



207
976
1,718
846
1,236
619
507
644
250
'93
'94
'95
'96
'97
'98
'99
'00
'01

DEBT MATURITY PROFILE

Millennium Chemicals

$mn

- Only $7.5 million in debt amortization through June 2005
- Lack of near term debt maturity allows Millennium to comfortably operate during chemical industry cycles

Amortization of outstanding long-term debt by year



600
500
400
300
200
100
0
1.2
2.5
2.5
22.5
500
21.3
2002
2003
2004
2005
2006

MCH EMPLOYEES


4,440
4,370
3,875
3,796
12/31/99
12/31/00
12/31/01
8/31/02

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SD&A COSTS
Excluding Unusual Items

$mn


46
50
57
47
43
35
35
33
23
26*
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02

*Excludes $5 mn of legacy claim expense reversal credit

MCH STRATEGY

Millennium Chemicals

Create shareholder value through execution of a clear strategic plan...

1. Optimize cash flow from the more mature businesses (TiO_2, Acetyls, Equistar)
2. Reduce debt and regain investment grade status
3. Grow and develop high-margin, science-based businesses by leveraging our knowledge and technology
   - internal growth
   - alliances
   - small focused acquisitions

SPECIALTY CHEMICALS
Portfolio

Millennium Chemicals

- **A world leader in terpene fragrance & flavor chemicals**
- **$87 million in revenue, $18 million in EBITDA for LTM 6/30/02**
- **Offers approximately 250 products**



GROWTH BUSINESSES
Coolants

Millennium Chemicals

Millennium's WinSense coolants are used to flavor new products like these


Dentyne
ice
Arctic Chill


PEPPERMINT
Trident
White
WHITENS TEETH
12 PIECES SUGARLESS GUM


BLUE
Ice Beer

PERFORMANCE CHEMICALS
Portfolio

Millennium Chemicals

• Nano-materials	Denox, Photocatalysis UV blockers, Electronic grade TiO_2
• Zirconia	Next generations Yttria-treated zirconia, Advanced ceramics
• Silica	Beer stabilizers, Ink jet
• Titanium Tetrachloride	Catalysts, Pearlescent pigments, Titanium sponge

BUSINESS DEVELOPMENT
Portfolio Design

Millennium Chemicals

Existing Businesses are being leveraged as a growth platform



Growth Businesses
Specialty Chemicals
Performance Chemicals
OE Businesses
Acetyls
TiO_2
Coolants
Ti-Metal
Fuel Cells
Nano-tech
Environ. Catalysts
Optyxx
Disruptive Ore

GROWTH BUSINESSES
Leveraging Technology – TiO_2

Millennium Chemicals

Pigment 300 - 400 nm

Fine Particle Production → Particle Surface Treatment → Coatings, Plastics, Paper

Technology Leverage

Nano-scale materials <50 nm

Nano-Particle Production → Particle Surface Treatment → Catalysts, SOFC, UV Blockers, Bioproducts

GROWTH BUSINESSES
Environmental Catalysts

Millennium Chemicals

Millennium's DT-52 and DT-58 De-NO_X Catalysts are used in power plants and other facilities to remove NO_X


De-NOX
Catalysts

GROWTH BUSINESSES
Solid Oxide Fuel Cells

Millennium Chemicals

Millennium's ZY-10 Yttria Stabilized Zirconia is used in the manufacture of Solid Oxide Fuel Cells



Components of a fuel cell stack
Current Flow
End Plate
Anode
Electrolyte Matrix
Cathode
Bipolar Separator Plate
Anode
Repeating Unit
Oxidant Flow
Fuel Flow

Electrolyte matrix is a ceramic made from nano-particle yttria stabilized zirconia

GROWTH BUSINESSES
Leveraging Technology

Millennium Chemicals

Fragrance & Flavor Chemicals


Crude Sulfate Terpentine
Organic Synthesis
Fragrance & Flavor Chemicals
Technology Leverage
New Raw Materials
Organic Synthesis
Flavors Fragrances Coolants

BUSINESS DEVELOPMENT STATUS

Millennium Chemicals

- Patent pending for Titanium powder technology
- Advanced synthesis technology for nano-material manufacture in development
- Exclusivity agreements executed on disruptive ore opportunities
- Optyxx business scheduled for launch in March 2003

MCH STRATEGY

Millennium Chemicals

Create shareholder value through execution of a clear strategic plan...

1. Optimize cash flow from the more mature businesses (TiO_2, Acetyls, Equistar)

2. Reduce debt and regain investment grade status

3. Grow and develop high-margin, science-based businesses by leveraging our knowledge and technology

Millennium Chemicals

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